SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 20, 2004

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.  Changes in Registrant's Certifying Accountant

         On January 20, 2004, Hancock Holding Company ("the Company")  dismissed  Deloitte & Touche LLP as its  independent auditors,  after Deloitte &
Touche LLP completed its audit of the  financial  statements of the Company for the fiscal year ended  December 31,
2003. The Audit Committee of the Board of Directors of the Company approved the decision to change auditors.

         During the two fiscal years ended  December  31, 2003 and 2002,  there were no  disagreements  between the
Company  and  Deloitte  & Touche LLP on any matter of  accounting  principles  or  practices,  financial  statement disclosure,  or auditing  scope or  procedure,  which  disagreements,  if not  resolved to  Deloitte  Touche  LLP's satisfaction,  would  have  caused  Deloitte  Touche  LLP  to  make  a  reference  to  the  subject  matter  of the disagreements in their reports on the financial statements for such years.

         During the two most recent  fiscal years,  Deloitte & Touche LLP's reports on the financial  statements of the Company did not contain an adverse  opinion or a disclaimer  of opinion,  and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During  the two most  recent  fiscal  years,  the  Company  did not  consult  with  Deloitte  & Touche LLP regarding any of the matters or events set forth in Item 304(a)(1)(v) of Regulation S-K.

         On January 20, 2004, the Board of Directors of the Company appointed
KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2004 and until their successors are selected.

         On January 22, 2004, the Company provided Deloitte & Touche, LLP with a copy of the disclosures it is making in connection with this matter, and requested
Deloitte & Touche, LLP to furnish the Company with a letter addressed to the
Commission stating whether it agrees with the statements made by the Company herein, and if not, stating the respects in which it does not agree.  As of the date of this filing, the Company has not received the letter from Deloitte
& Touche, LLP.  The Company will supplement this filing with the letter when received.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2004
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

Attach Letter from Deloitte & Touche LLP